Morgan Stanley Financial Services Trust
Letter to the Shareholders [ ] May 31, 2002

Dear Shareholder:
The U.S. economy remained weak for most of the 12-month period ended May 31, 2002. The slowdown was due initially to inventory corrections, especially in the telecommunications and technology sectors. The economy began to show some signs of improvement toward the end of August, but the September 11 terrorist attacks sent a shudder through the economy. By November 2001, an already faltering economy tipped into technical recession, and as the extent of the economic slowdown became evident the Federal Reserve Board continued the series of rate-easing moves it had begun in January 2001. Further, the fallout from the terrorist attacks created an urgent need for economic stimulus as 2001 came to a close, and the Fed again slashed the federal funds rate, to 1.75 percent.

During the fiscal year, financial stocks outperformed the broader market, propelled mainly by aggressive moves from the Federal Reserve, a steep yield curve and a mortgage-refinancing boom. The steep yield curve has buttressed the net interest margins of regional banks. Moreover, the consumer and housing sectors have remained surprisingly strong throughout the 12-month period under review. Over the past quarter, the economy has flashed signs of improvement. In our view, with a sustained rebound in GDP, financial stocks may begin to experience improved commercial credit quality and loan growth. In our opinion, the fundamentals for financial stocks remain quite strong and the group overall remains attractively valued.


Performance and Portfolio Strategy
For the 12-month period ended May 31, 2002, Morgan Stanley Financial Services Trust's Class B shares produced a total return of 1.70 percent, compared to -13.83 percent for the Standard & Poor's 500 Index (S&P 500(Reg. TM)). For the same period, the Fund's Class A, C and D shares posted total returns of
2.60 percent, 1.78 percent and 2.82 percent, respectively. The performance of the Fund's four share classes varies because each has different expenses. The total return figures given assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges.

The Fund's outperformance relative to the S&P 500(Reg. TM) was primarily attributable to its above-market exposure to small-capitalization property and casualty (P&C) reinsurance companies, mortgage insurers, small-cap asset managers and interest-rate-sensitive financials, which include mortgage-related names and government-sponsored enterprises (GSEs). In addition, the Fund benefited from an overweighted position in financial processors.

The Fund held positions in financial companies that the portfolio manager believed would benefit in a declining interest-rate environment, but that did not have significant exposure to commercial credit or syndicated lending. Consequently, we focused the Fund's investments on secured credit lenders in the housing sector with low loan-to-value ratios, including thrifts, mortgage insurance providers and GSEs. We believe that low loan-to-value ratios provide a cushion if the economy slows and housing prices undergo a corresponding decline.

Morgan Stanley Financial Services Trust
Letter to the Shareholders [ ] May 31, 2002 continued

We added to the Fund's positions in secular growth sectors in capital markets and wealth-management businesses, including brokers and global wholesale banks (which are experiencing cyclical weakness) as prices, in our view, became more attractive in mid to late September. The portfolio remained underweighted in unsecured lenders, as unemployment levels were expected to increase well into 2002.


Looking Ahead
We believe the economy will continue to improve in the second half of 2002. Thus, we have tactically adjusted the Fund's stance on financial institutions with less credit-sensitive business lines and are focusing on those that are more leveraged to credit losses. In addition, we shifted away from liability-sensitive banks and thrifts to asset-sensitive banks that typically benefit from an increase in interest rates.

Recently, we've bolstered positions in capital market banks and brokers (which had been experiencing severe cyclical weakness) as their valuations appear compelling. The Fund continues to maintain exposure to P&C reinsurance stocks, which, in our view, occupy one of the few areas of the economy with pricing power.

The Fund will continue to focus on long-term growth areas in the wealth-management and asset-gathering businesses, including brokers, banks and insurance companies that emphasize asset-management and retirement products. We anticipate that the Fund will maintain its overweighting in segments of the financial-services industry that we believe offer the potential for above-average relative earnings growth, as well as those believed to be best positioned to benefit from anticipated industry consolidation, deregulation and advances in technology.

We appreciate your ongoing support of Morgan Stanley Financial Services Trust and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ Charles A. Fiumefreddo               /s/ Mitchell M. Merin
Charles A. Fiumefreddo                   Mitchell M. Merin
Chairman of the Board                    President

Morgan Stanley Financial Services Trust
Annual Householding Notice [ ] May 31, 2002


To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents including shareholder reports, prospectuses and proxy materials to investors with the same last name and who reside at the same address. Your participation in this program will continue for an unlimited period of time, unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 350-6414, 8:00am to 8:00pm, ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Morgan Stanley Financial Services Trust
Fund Performance [ ] May 31, 2002


                               [GRAPHIC OMITTED]

                          Growth of $10,000 - Class B
                                ($ in Thousands)


        Date                     Total                  S&P 500
-----------------               -------                 -------
February 26, 1997               $10,000                 $10,000
May 31, 1997                    $10,050                 $10,587
August 31, 1997                 $11,370                 $11,272
November 30, 1997               $12,630                 $12,025
February 28, 1998               $14,019                 $13,260
May 31, 1998                    $14,597                 $13,837
August 31, 1998                 $12,912                 $12,185
November 30, 1998               $14,536                 $14,870
February 28, 1999               $16,582                 $15,875
May 31, 1999                    $17,326                 $16,745
August 31, 1999                 $15,500                 $17,037
November 30, 1999               $16,650                 $17,977
February 29, 2000               $15,984                 $17,737
May 31, 2000                    $15,879                 $18,499
August 31, 2000                 $18,207                 $19,816
November 30, 2000               $18,357                 $17,217
February 28, 2001               $18,789                 $16,282
May 31, 2001                    $19,685                 $16,545
August 31, 2001                 $19,282                 $14,983
November 30, 2001               $18,730                 $15,114
February 28, 2002               $19,105                 $14,735
May 31, 2002                    $19,920 (3)             $14,257


                        --- Fund        --- S&P 500 (4)


Past performance is not predictive of future returns. Investment return and principal value will fluctuate. When you sell fund shares, they may be worth less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class A, Class C, and Class D shares will vary from the performance of Class B shares shown above due to differences in sales charges and expenses.


              Average Annual Total Returns - Period Ended 5/31/02
--------------------------------------------------------------------------------


                     Class A Shares*
----------------------------------------------------------
1 Year                         2.60%(1)         (2.78)%(2)
Since Inception (7/28/97)     13.02%(1)         11.77 %(2)


                       Class C Shares+
---------------------------------------------------------------
1 Year                         1.78%(1)         0.78%(2)
Since Inception (7/28/97)     12.15%(1)        12.15%(2)



                     Class B Shares**
----------------------------------------------------------
1 Year                         1.70%(1)        (3.30)%(2)
5 Years                       14.78%(1)        14.55 %(2)
Since Inception (2/26/97)     14.12%(1)        14.01 %(2)


              Class D Shares++
-----------------------------------------------
1 Year                         2.82%(1)
Since Inception (7/28/97)     13.14%(1)

------------
(1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.
(2) Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.
(3) Closing value after the deduction of a 1% CDSC, assuming a complete redemption on May 31, 2002.
(4) The Standard and Poor's 500 Index (S&P 500(Reg. TM)) is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity and industry group representation. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
*    The maximum front-end sales charge for Class A is 5.25%.
** The maximum contingent deferred sales charge (CDSC) for Class B is 5.0%. The CDSC declines to 0% after six years.
+ The maximum contingent deferred sales charge for Class C is 1.0% for shares redeemed within one year of purchase.
++   Class D has no sales charge.

Morgan Stanley Financial Services Trust
Portfolio of Investments [ ] May 31, 2002




NUMBER OF
  SHARES                                                           VALUE
------------                                                    ------------
                       Common Stocks (98.1%)
                       Data Processing Services (3.8%)
  519,000              Bisys Group, Inc. (The)* .............   $ 18,045,630
                                                                ------------
                       Finance/Rental/Leasing (11.2%)
  250,900              Capital One Financial Corp. ..........     15,666,196
  465,400              Doral Financial Corp. ................     18,634,616
  133,700              Federal Agricultural Mortgage
                       Corp. (Class C)* .....................      4,144,700
  216,800              Freddie Mac ..........................     14,211,240
                                                                ------------
                                                                  52,656,752
                                                                ------------
                       Financial Conglomerates (4.0%)
  263,900              Citigroup, Inc. ......................     11,395,202
  236,100              Principal Financial Group, Inc.             7,177,440
                                                                ------------
                                                                  18,572,642
                                                                ------------
                       Financial Publishing/Services (0.9%)
   92,000              Moody's Corp. ........................      4,430,720
                                                                ------------
                       Investment Banks/Brokers (10.2%)
   74,800              Bear Stearns Companies, Inc.
                       (The) ................................      4,491,740
  114,500              Goldman Sachs Group, Inc.
                       (The) ................................      8,639,025
  131,100              Investment Technology Group,
                       Inc.* ................................      4,772,040
  322,000              Lehman Brothers Holdings,
                       Inc. .................................     19,642,000
  198,900              Merrill Lynch & Co., Inc. ............      8,097,219
  138,000              Nomura Holdings, Inc. (Japan)               2,219,006
                                                                ------------
                                                                  47,861,030
                                                                ------------
                       Investment Managers (11.9%)
  224,500              Affiliated Managers Group,
                       Inc.* ................................     15,580,300
  298,500              BlackRock, Inc.* .....................     12,835,500
  521,500              Federated Investors, Inc.
                       (Class B) ............................     17,418,100
  328,100              W.P. Stewart & Co. Ltd. ..............      9,541,148
                                                                ------------
                                                                  55,375,048
                                                                ------------
                       Life/Health Insurance (1.7%)
  100,000              AFLAC, Inc. ..........................      3,216,000
   57,600              Scottish Annuity & Life
                       Holdings, Ltd. (Bermuda) .............      1,152,000


NUMBER OF
  SHARES                                                           VALUE
------------                                                    ------------
  529,100              Universal American Financial
                       Corp.* ...............................   $  3,788,356
                                                                ------------
                                                                   8,156,356
                                                                ------------
                       Major Banks (11.2%)
  200,000              Allied Irish Banks PLC (Ireland)            2,748,515
  212,900              Bank of America Corp. ................     16,139,949
  202,000              Bank of New York Co., Inc. ...........      7,332,600
  402,100              Bank One Corp. .......................     16,337,323
  158,500              Comerica, Inc. .......................     10,159,850
                                                                ------------
                                                                  52,718,237
                                                                ------------
                       Property - Casualty Insurers (8.0%)
  308,400              ACE, Ltd. (Bermuda) ..................     10,673,724
  108,000              Allstate Corp. (The) .................      4,155,840
  102,700              Everest Re Group, Ltd.
                       (Barbados) ...........................      6,430,047
   62,700              RenaissanceRe Holdings Ltd.
                       (Bermuda) ............................      2,319,900
  160,000              XL Capital Ltd. (Class A)
                       (Bermuda) ............................     14,163,200
                                                                ------------
                                                                  37,742,711
                                                                ------------
                       Real Estate Development (1.4%)
  186,700              LNR Property Corp. ...................      6,553,170
                                                                ------------
                       Regional Banks (24.6%)
  499,800              Anglo Irish Bank Corp. PLC
                       (Ireland) ............................      3,138,573
   86,300              City National Corp. ..................      4,682,638
  255,400              Fifth Third Bancorp ..................     16,644,418
  324,200              Hibernia Corp. (Class A) .............      6,506,694
  152,600              M&T Bank Corp. .......................     13,302,142
  461,800              National Commerce Financial
                       Corp. ................................     12,782,624
  370,400              North Fork Bancorporation,
                       Inc. .................................     14,560,424
  147,500              Northern Trust Corp. .................      7,643,450
  214,200              Southwest Bancorporation of
                       Texas, Inc.* .........................      7,122,150
  111,300              TCF Financial Corp. ..................      5,705,238
  636,200              U.S. Bancorp .........................     15,046,130
   71,700              UCBH Holdings, Inc. ..................      2,830,716
  100,000              Zions Bancorporation .................      5,507,000
                                                                ------------
                                                                 115,472,197
                                                                ------------

                       See Notes to Financial Statements

Morgan Stanley Financial Services Trust
Portfolio of Investments [ ] May 31, 2002 continued


  NUMBER OF
   SHARES                                              VALUE
------------                                        -----------
               Savings Banks (2.2%)
  187,500      Charter One Financial, Inc. ......   $ 6,787,500
  125,000      New York Community
               Bancorp, Inc. ....................     3,551,250
                                                    -----------
                                                     10,338,750
                                                    -----------
               Specialty Insurance (7.0%)
   92,800      Ambac Financial Group, Inc. ......     6,251,008
  243,200      PMI Group, Inc. (The) ............    20,817,920
  101,900      Radian Group, Inc. ...............     5,533,171
                                                    -----------
                                                     32,602,099
                                                    -----------
               Total Common Stocks
               (Cost $386,156,896) ..............   460,525,342
                                                    -----------


 PRINCIPAL
 AMOUNT IN
 THOUSANDS
-----------
              Short-Term Investment (2.1%)
              Repurchase Agreement
$   9,693     Joint repurchase agreement
              account 1.83% due
              06/03/02; (dated
              05/31/02; proceeds
              $9,694,478) (a)
              (Cost $9,693,000) ..........      9,693,000
                                             ------------


Total Investments
(Cost $395,849,896) (b) .........   100.2%    470,218,342
Liabilities in Excess of Other
Assets ..........................   (0.2)        (772,847)
                                    ----      -----------
Net Assets ......................   100.0%   $469,445,495
                                    =====    ============

---------------------------
*    Non-income producing security.
(a)  Collateralized by federal agency and U.S. Treasury obligations.
(b) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $79,769,025 and the aggregate gross unrealized depreciation is $5,400,579, resulting in net unrealized appreciation of $74,368,446.


                       See Notes to Financial Statements

Morgan Stanley Financial Services Trust
Financial Statements

Statement of Assets and Liabilities
May 31, 2002



Assets:
Investments in securities, at value
 (cost $395,849,896)..............................................    $470,218,342
Receivable for:
  Shares of beneficial interest sold .............................         479,931
  Dividends ......................................................         244,232
  Foreign withholding taxes reclaimed ............................          22,406
Prepaid expenses and other assets ................................          34,313
                                                                      ------------
  Total Assets ...................................................     470,999,224
                                                                      ------------
Liabilities:
Payable for:
  Shares of beneficial interest repurchased ......................         792,675
  Distribution fee ...............................................         371,364
  Investment management fee ......................................         303,535
Accrued expenses and other payables ..............................          86,155
                                                                      ------------
  Total Liabilities ..............................................       1,553,729
                                                                      ------------
  Net Assets .....................................................    $469,445,495
                                                                      ============
Composition of Net Assets:
Paid-in-capital ..................................................    $400,200,308
Net unrealized appreciation ......................................      74,370,284
Accumulated net investment loss ..................................          (1,041)
Accumulated net realized loss ....................................      (5,124,056)
                                                                      ------------
  Net Assets .....................................................    $469,445,495
                                                                      ============
Class A Shares:
Net Assets .......................................................    $  7,247,496
Shares Outstanding (unlimited authorized, $.01 par value).........         520,428
  Net Asset Value Per Share ......................................    $      13.93
                                                                      ============
  Maximum Offering Price Per Share,
  (net asset value plus 5.54% of net asset value) ................    $      14.70
                                                                      ============
Class B Shares:
Net Assets .......................................................    $414,670,259
Shares Outstanding (unlimited authorized, $.01 par value).........      31,051,392
  Net Asset Value Per Share ......................................    $      13.35
                                                                      ============
Class C Shares:
Net Assets .......................................................    $ 13,442,146
Shares Outstanding (unlimited authorized, $.01 par value).........       1,005,825
  Net Asset Value Per Share ......................................    $      13.36
                                                                      ============
Class D Shares:
Net Assets .......................................................    $ 34,085,594
Shares Outstanding (unlimited authorized, $.01 par value).........       2,438,663
  Net Asset Value Per Share ......................................    $      13.98
                                                                      ============

                       See Notes to Financial Statements

Morgan Stanley Financial Services Trust
Financial Statements continued

Statement of Operations
For the year ended May 31, 2002



Net Investment Loss:
Income
Dividends (net of $31,395 foreign withholding tax) .......................................    $  5,740,741
Interest .................................................................................         407,213
                                                                                              ------------
  Total Income ...........................................................................       6,147,954
                                                                                              ------------
Expenses
Distribution fee (Class A shares) ........................................................          17,513
Distribution fee (Class B shares) ........................................................       4,386,213
Distribution fee (Class C shares) ........................................................         121,824
Investment management fee ................................................................       3,720,311
Transfer agent fees and expenses .........................................................         646,838
Shareholder reports and notices ..........................................................          74,240
Registration fees ........................................................................          64,641
Professional fees ........................................................................          56,185
Custodian fees ...........................................................................          38,211
Trustees' fees and expenses ..............................................................          12,268
Organizational expenses ..................................................................           9,042
Other ....................................................................................          12,487
                                                                                              ------------
  Total Expenses .........................................................................       9,159,773
                                                                                              ------------
  Net Investment Loss ....................................................................      (3,011,819)
                                                                                              ------------
Net Realized and Unrealized Gain (Loss):
Net realized gain/loss on:
  Investments ............................................................................       1,191,228
  Foreign exchange transactions ..........................................................         (14,183)
                                                                                              ------------
  Net Gain ...............................................................................       1,177,045
                                                                                              ------------
Net change in unrealized appreciation on:
  Investments ............................................................................       6,211,390
  Translation of forward foreign currency contracts and other assets and liabilities denominated in
    foreign currencies ...................................................................           5,889
                                                                                              ------------
  Net Appreciation .......................................................................       6,217,279
                                                                                              ------------
  Net Gain ...............................................................................       7,394,324
                                                                                              ------------
Net Increase .............................................................................    $  4,382,505
                                                                                              ============



                       See Notes to Financial Statements

Morgan Stanley Financial Services Trust
Financial Statements continued

Statement of Changes in Net Assets




                                                                                  FOR THE YEAR       FOR THE YEAR
                                                                                      ENDED              ENDED
                                                                                  MAY 31, 2002       MAY 31, 2001
                                                                                ----------------   ----------------

Increase (Decrease) in Net Assets:
Operations:
Net investment loss .........................................................    $  (3,011,819)      $ (2,263,186)
Net realized gain ...........................................................        1,177,045         57,492,296
Net change in unrealized appreciation .......................................        6,217,279         36,689,795
                                                                                 -------------       ------------
  Net Increase ..............................................................        4,382,505         91,918,905
                                                                                 -------------       ------------
Distributions to Shareholders from Net Realized Gain:
Class A shares ..............................................................          (29,705)                 -
Class B shares ..............................................................       (1,987,512)                 -
Class C shares ..............................................................          (60,974)                 -
Class D shares ..............................................................         (182,325)                 -
                                                                                 -------------       ------------
  Total Distributions .......................................................       (2,260,516)                 -
                                                                                 -------------       ------------
Net increase (decrease) from transactions in shares of beneficial interest ..      (59,494,313)        48,898,864
                                                                                 -------------       ------------
  Net Increase (Decrease) ...................................................      (57,372,324)       140,817,769
Net Assets:
Beginning of period .........................................................      526,817,819        386,000,050
                                                                                 -------------       ------------
End of Period
(Including accumulated net investment losses of $1,041 and $0, respectively)     $ 469,445,495       $526,817,819
                                                                                 =============       ============


                       See Notes to Financial Statements

Morgan Stanley Financial Services Trust
Notes to Financial Statements [ ] May 31, 2002

1. Organization and Accounting Policies
Morgan Stanley Financial Services Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is long-term capital appreciation. The Fund seeks to achieve its objective by investing at least 80% of its assets in the equity securities of companies in the financial services and financial services related industries. The Fund was organized as a Massachusetts business trust on November 8, 1996 and commenced operations on February 26, 1997. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. Valuation of Investments - (1) an equity security listed or traded on the New York or American Stock Exchange, Nasdaq, or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price;
(3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Investment Advisors Inc. (the "Investment Manager") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the

Morgan Stanley Financial Services Trust
Notes to Financial Statements [ ] May 31, 2002 continued

identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. Joint Repurchase Agreement Account - Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Investment Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements and are collateralized by cash, or U.S. Treasury or federal agency obligations.

D. Multiple Class Allocations - Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. Foreign Currency Translation - The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts ("forward contracts") are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

F. Forward Foreign Currency Contracts - The Fund may enter into forward contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized gain/loss on foreign exchange transactions. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

G. Federal Income Tax Status - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

H. Dividends and Distributions to Shareholders - The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment

Morgan Stanley Financial Services Trust
Notes to Financial Statements [ ] May 31, 2002 continued

income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

I. Organizational Expense - The Investment Manager incurred organizational expenses on behalf of the Fund in the amount of $61,046 which was reimbursed by the Fund for the full amount thereof. Such expenses had been deferred and were fully amortized as of February 26, 2002.


2. Investment Management Agreement
Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined at the close of each business day: 0.75% to the portion of daily net assets not exceeding $500 million; 0.725% to the portion of daily net assets exceeding $500 million but not exceeding $1 billion; and 0.70% to the portion of daily net assets in excess of $1 billion.


3. Plan of Distribution
Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A - up to 0.25% of the average daily net assets of Class A; (ii) Class B - 1.0% of the average daily net assets of Class B; and (iii) Class C - up to 1.0% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled approximately $13,947,334 at May 31, 2002.

Morgan Stanley Financial Services Trust
Notes to Financial Statements [ ] May 31, 2002 continued

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended May 31, 2002, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.24% and 0.91%, respectively.

The Distributor has informed the Fund that for the year ended May 31, 2002, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares and Class C shares of approximately $1,028,597, and $5,647, respectively and received approximately $67,219 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.


4. Security Transactions and Transactions with Affiliates
The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended May 31, 2002 aggregated $848,318,354 and $911,063,542, respectively.

For the year ended May 31, 2002, the Fund incurred brokerage commissions of $56,556 with Morgan Stanley DW Inc., an affiliate of the Investment Manager and Distributor for portfolio transactions executed on behalf of the Fund.

For the year ended May 31, 2002, the Fund incurred brokerage commissions of $210,753 with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager and Distributor, for portfolio transactions executed on behalf of the Fund.

Morgan Stanley Trust, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At May 31, 2002, the Fund had transfer agent fees and expenses payable of approximately $5,000.


5. Federal Income Tax Status
At May 31, 2002, the Fund had a net capital loss carryover of approximately $307,000 which will be available through May 31, 2010 to offset future capital gains to the extent provided by regulations.

Foreign currency losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net foreign currency losses of approximately $1,000 during fiscal 2002.

As of May 31, 2002, the Fund had temporary book/tax differences primarily attributable to capital loss deferrals on wash sales and permanent book/tax differences primarily attributable to a net operating loss.

Morgan Stanley Financial Services Trust
Notes to Financial Statements [ ] May 31, 2002 continued

To reflect reclassifications arising from the permanent differences, paid-in-capital was charged $3,104,657, accumulated net realized loss was credited $93,879 and accumulated net investment loss was credited $3,010,778.


6. Purposes of and Risks Relating to Certain Financial Instruments
The Fund may enter into forward contracts to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.


At May 31, 2002, there were no outstanding forward contracts.


7. Shares of Beneficial Interest
Transactions in shares of beneficial interest were as follows:




                                                  FOR THE YEAR                      FOR THE YEAR
                                                     ENDED                             ENDED
                                                  MAY 31, 2002                      MAY 31, 2001
                                        -------------------------------- ----------------------------------
                                             SHARES          AMOUNT            SHARES            AMOUNT
                                        --------------- ----------------  ---------------- -----------------
CLASS A SHARES
Sold ..................................     1,146,665    $   15,497,673          766,075    $    9,850,889
Reinvestment of distributions .........         2,145            27,545                -                 -
Repurchased ...........................    (1,154,146)      (15,564,665)        (721,442)       (9,391,214)
                                           ----------    --------------         --------    --------------
Net increase (decrease) - Class A .....        (5,336)          (39,447)          44,633           459,675
                                           ----------    --------------         --------    --------------
CLASS B SHARES
Sold ..................................     5,422,651        70,733,185       12,438,784       154,539,311
Reinvestment of distributions .........       146,573         1,811,651                -                 -
Repurchased ...........................   (11,030,201)     (141,407,075)     (10,633,832)     (128,948,115)
                                          -----------    --------------      -----------    --------------
Net increase (decrease) - Class B .....    (5,460,977)      (68,862,239)       1,804,952        25,591,196
                                          -----------    --------------      -----------    --------------
CLASS C SHARES
Sold ..................................       271,845         3,517,130          781,903         9,726,315
Reinvestment of distributions .........         4,813            59,493                -                 -
Repurchased ...........................      (411,974)       (5,350,419)        (570,278)       (6,913,293)
                                          -----------    --------------      -----------    --------------
Net increase (decrease) - Class C .....      (135,316)       (1,773,796)         211,625         2,813,022
                                          -----------    --------------      -----------    --------------
CLASS D SHARES
Sold ..................................     2,398,033        32,733,741        1,897,109        24,420,446
Reinvestment of distributions .........         5,893            75,904                -                 -
Repurchased ...........................    (1,654,589)      (21,628,476)        (357,170)       (4,385,475)
                                          -----------    --------------      -----------    --------------
Net increase - Class D ................       749,337        11,181,169        1,539,939        20,034,971
                                          -----------    --------------      -----------    --------------
Net increase (decrease) in Fund .......    (4,852,292)   $  (59,494,313)       3,601,149    $   48,898,864
                                          ===========    ==============      ===========    ==============

Morgan Stanley Financial Services Trust
Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:




                                                                                                                     FOR THE PERIOD
                                                                     FOR THE YEAR ENDED MAY 31,                      JULY 28, 1997*
                                                  -----------------------------------------------------------------     THROUGH
                                                        2002             2001            2000            1999         MAY 31, 1998
                                                  ---------------- ---------------- -------------- ---------------- ---------------
Class A Shares
Selected Per Share Data:
Net asset value, beginning of period ............    $   13.64        $   10.92      $ 15.57          $   14.44       $   11.51
                                                     ---------        ---------      -------          ---------       ---------
Income (loss) from investment operations:
 Net investment income++ ........................         0.01             0.03        0.05                0.05            0.04
 Net realized and unrealized gain (loss) ........         0.34             2.69       (1.02)               2.48            3.13
                                                     ---------        ---------      -------          ---------       ---------
Total income (loss) from investment operations ..         0.35             2.72       (0.97)               2.53            3.17
                                                     ---------        ---------      -------          ---------       ---------
Less dividends and distributions from:
 Net investment income ..........................            -                -           -                   -           (0.06)
 Net realized gain ..............................        (0.06)               -       (3.68)              (1.40)          (0.18)
                                                     ---------        ---------      -------          ---------       ---------
Total dividends and distributions ...............        (0.06)               -       (3.68)              (1.40)          (0.24)
                                                     ---------        ---------      -------          ---------       ---------
Net asset value, end of period ..................    $   13.93        $   13.64      $ 10.92          $   15.57       $   14.44
                                                     =========        =========      =======          =========       =========
Total Return+ ...................................         2.60%           24.91%       (7.66)%            19.63%          27.74%(1)
Ratios to Average Net Assets:
Expenses ........................................         1.17%(3)         1.14%(3)     1.20 %(3)          1.20%(3)        1.23%(2)
Net investment income ...........................         0.07%(3)         0.27%(3)     0.37 %(3)          0.37%(3)        0.34%(2)
Supplemental Data:
Net assets, end of period, in thousands .........    $   7,247        $   7,173       $5,253          $   4,905       $   2,249
Portfolio turnover rate .........................          176%             254%         264 %              295%             99%

------------
*    The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

Morgan Stanley Financial Services Trust
Financial Highlights continued


                                                                                FOR THE YEAR ENDED MAY 31,
                                                         -------------------------------------------------------------------------
                                                              2002           2001           2000           1999          1998*
                                                         --------------- -------------- --------------- -------------- -----------
Class B Shares
Selected Per Share Data:
Net asset value, beginning of period ...................   $  13.19       $  10.64        $  15.37       $  14.38       $  10.05
                                                           --------       --------        --------       --------       --------
Income (loss) from investment operations:
 Net investment loss++ .................................      (0.09)         (0.06)          (0.05)         (0.06)         (0.05)
 Net realized and unrealized gain (loss) ...............       0.31           2.61           (1.00)          2.45           4.58
                                                           --------       --------        --------       --------       --------
Total income (loss) from investment operations .........       0.22           2.55           (1.05)          2.39           4.53
                                                           --------       --------        --------       --------       --------
Less dividends and distributions from:
 Net investment income .................................          -              -               -              -          (0.02)
 Net realized gain .....................................      (0.06)             -           (3.68)         (1.40)         (0.18)
                                                           --------       --------        --------       --------       --------
Total dividends and distributions ......................      (0.06)             -           (3.68)         (1.40)         (0.20)
                                                           --------       --------        --------       --------       --------
Net asset value, end of period .........................   $  13.35       $  13.19        $  10.64       $  15.37       $  14.38
                                                           ========       ========        ========       ========       ========
Total Return+ ..........................................       1.70 %        23.97 %         (8.35)%        18.69 %        45.25 %
Ratios to Average Net Assets:
Expenses ...............................................       1.93 %(1)      1.93 %(1)       1.96 %(1)      1.97 %(1)      1.98 %
Net investment loss ....................................      (0.69)%(1)     (0.52)%(1)      (0.39)%(1)     (0.40)%(1)     (0.38)%
Supplemental Data:
Net assets, end of period, in thousands ................   $414,670       $481,517        $369,229       $474,549       $370,181
Portfolio turnover rate ................................        176 %          254 %           264 %          295 %           99 %


------------
* Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date have been designated Class B shares.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

Morgan Stanley Financial Services Trust
Financial Highlights continued


                                                                                                                      FOR THE
                                                                     FOR THE YEAR ENDED MAY 31,                    JULY 28, 1997*
                                                   -------------------------------------------------------------      THROUGH
                                                       2002           2001           2000            1999           MAY 31, 1998
                                                   -------------- -------------- --------------- --------------- -----------------
Class C Shares
Selected Per Share Data:
Net asset value, beginning of period .............  $ 13.19        $ 10.64         $ 15.37         $ 14.38            $ 11.51
                                                    -------        -------         -------         -------            -------
Income (loss) from investment operations:
 Net investment loss++ ...........................    (0.08)         (0.06)          (0.05)          (0.05)             (0.05)
 Net realized and unrealized gain (loss) .........     0.31           2.61           (1.00)           2.44               3.13
                                                    -------        -------         -------         -------            -------
Total income (loss) from investment operations ...     0.23           2.55           (1.05)           2.39               3.08
                                                    -------        -------         -------         -------            -------
Less dividends and distributions from:
 Net investment income ...........................        -              -              -                -              (0.03)
 Net realized gain ...............................    (0.06)             -           (3.68)          (1.40)             (0.18)
                                                    -------        -------         -------         -------            -------
Total dividends and distributions ................    (0.06)             -           (3.68)          (1.40)             (0.21)
                                                    -------        -------         -------         -------            -------
Net asset value, end of period ...................  $ 13.36        $ 13.19         $ 10.64         $ 15.37            $ 14.38
                                                    =======        =======         =======         =======            =======
Total Return+ ....................................     1.78 %        23.97 %         (8.35)%         18.69 %            26.95 %(1)
Ratios to Average Net Assets:
Expenses .........................................     1.84 %(3)      1.93 %(3)       1.96 %(3)       1.91 %(3)          1.96 %(2)
Net investment loss ..............................    (0.60)%(3)     (0.52)%(3)      (0.39)%(3)      (0.34)%(3)         (0.42)%(2)
Supplemental Data:
Net assets, end of period, in thousands ..........  $13,442        $15,047          $9,888         $10,305             $5,284
Portfolio turnover rate ..........................      176 %          254 %           264 %           295 %               99 %


------------
*    The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

Morgan Stanley Financial Services Trust
Financial Highlights continued


                                                                                                                     FOR THE PERIOD
                                                                     FOR THE YEAR ENDED MAY 31,                      JULY 28, 1997*
                                                  -----------------------------------------------------------------     THROUGH
                                                        2002             2001            2000            1999         MAY 31, 1998
                                                  ---------------- ---------------- -------------- ---------------- ---------------
Class D Shares
Selected Per Share Data:
Net asset value, beginning of period ............    $   13.66        $   10.91      $ 15.53          $   14.35       $   11.51
                                                     ---------        ---------      -------          ---------       ---------
Income (loss) from investment operations:
 Net investment income++ ........................         0.04             0.07         0.06               0.04            0.08
 Net realized and unrealized gain (loss) ........         0.34             2.68        (1.00)              2.54            3.01
                                                     ---------        ---------      -------          ---------       ---------
Total income (loss) from investment operations ..         0.38             2.75        (0.94)              2.58            3.09
                                                     ---------        ---------      -------          ---------       ---------
Less dividends and distributions from:
 Net investment income ..........................            -                -            -                  -           (0.07)
 Net realized gain ..............................        (0.06)               -        (3.68)             (1.40)          (0.18)
                                                     ---------        ---------      -------          ---------       ---------
Total dividends and distributions ...............        (0.06)               -        (3.68)             (1.40)          (0.25)
                                                     ---------        ---------      -------          ---------       ---------
Net asset value, end of period ..................    $   13.98        $   13.66      $ 10.91          $   15.53       $   14.35
                                                     =========        =========      =======          =========       =========
Total Return+ ...................................         2.82%           25.21%       (7.46)%            20.12%          27.03%(1)
Ratios to Average Net Assets:
Expenses ........................................         0.93%(3)         0.93%(3)     0.96 %(3)          0.97%(3)        0.94%(2)
Net investment income ...........................         0.31%(3)         0.48%(3)     0.61 %(3)          0.60%(3)        0.63%(2)
Supplemental Data:
Net assets, end of period, in thousands .........    $  34,086        $  23,081       $1,630            $ 1,385       $      80
Portfolio turnover rate .........................          176%             254%         264 %              295%             99%


------------
*    The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

Morgan Stanley Financial Services Trust
Independent Auditors' Report


To the Shareholders and Board of Trustees of Morgan Stanley Financial Services Trust:


We have audited the accompanying statement of assets and liabilities of Morgan Stanley Financial Services Trust (the "Fund"), including the portfolio of investments, as of May 31, 2002, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Financial Services Trust as of May 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
July 11, 2002


                      2002 Federal Tax Notice (unaudited)
      During the fiscal year ended May 31, 2002, the Fund paid to its shareholders $0.06 per share from long-term capital gains.

Morgan Stanley Financial Services Trust
Trustee and Officer Information

Independent Trustees:



                                                         Term of
                                                       Office and
                                       Position(s)      Length of
       Name, Age and Address of         Held with         Time
         Independent Trustee            Registrant       Served*
------------------------------------- ------------- ----------------
Michael Bozic (61)                    Trustee       Trustee since
c/o Mayer, Brown, Rowe & Maw                        April 1994
Counsel to the Independent Trustees
1675 Broadway
New York, NY

Edwin J. Garn (69)                    Trustee       Trustee since
c/o Summit Ventures LLC                             January 1993
1 Utah Center
201 S. Main Street
Salt Lake City, UT

Wayne E. Hedien (68)                  Trustee       Trustee since
c/o Mayer, Brown, Rowe & Maw                        September 1997
Counsel to the Independent Trustees
1675 Broadway
New York, NY



                                                                                          Number of
                                                                                        Portfolios in
                                                                                            Fund
                                                                                           Complex
       Name, Age and Address of                                                           Overseen
         Independent Trustee             Principal Occupation(s) During Past 5 Years    by Trustee**
------------------------------------- ------------------------------------------------ --------------
Michael Bozic (61)                    Retired; Director or Trustee of the Morgan       129
c/o Mayer, Brown, Rowe & Maw          Stanley Funds and the TCW/DW Term Trusts;
Counsel to the Independent Trustees   formerly Vice Chairman of Kmart Corporation
1675 Broadway                         (December 1998-October 2000), Chairman and
New York, NY                          Chief Executive Officer of Levitz Furniture
                                      Corporation (November 1995-November 1998)
                                      and President and Chief Executive Officer of
                                      Hills Department Stores (May 1991-July 1995);
                                      formerly variously Chairman, Chief Executive
                                      Officer, President and Chief Operating Officer
                                      (1987-1991) of the Sears Merchandise Group
                                      of Sears, Roebuck & Co.

Edwin J. Garn (69)                    Director or Trustee of the Morgan Stanley        129
c/o Summit Ventures LLC               Funds and the TCW/DW Term Trusts; formerly
1 Utah Center                         United States Senator (R-Utah) (1974-1992)
201 S. Main Street                    and Chairman, Senate Banking Committee
Salt Lake City, UT                    (1980-1986); formerly Mayor of Salt Lake City,
                                      Utah (1971-1974); formerly Astronaut, Space
                                      Shuttle Discovery (April 12-19, 1985); Vice
                                      Chairman, Huntsman Corporation (chemical
                                      company); member of the Utah Regional
                                      Advisory Board of Pacific Corp.

Wayne E. Hedien (68)                  Retired; Director or Trustee of the Morgan       129
c/o Mayer, Brown, Rowe & Maw          Stanley Funds and the TCW/DW Term Trusts;
Counsel to the Independent Trustees   formerly associated with the Allstate
1675 Broadway                         Companies (1966-1994), most recently as
New York, NY                          Chairman of The Allstate Corporation
                                      (March 1993-December 1994) and Chairman
                                      and Chief Executive Officer of its wholly-owned
                                      subsidiary, Allstate Insurance Company
                                      (July 1989-December 1994).



       Name, Age and Address of
         Independent Trustee                 Other Directorships Held by Trustee
------------------------------------- ------------------------------------------------
Michael Bozic (61)                    Director of Weirton Steel Corporation.
c/o Mayer, Brown, Rowe & Maw
Counsel to the Independent Trustees
1675 Broadway
New York, NY

Edwin J. Garn (69)                    Director of Franklin Covey (time management
c/o Summit Ventures LLC               systems), BMW Bank of North America, Inc.
1 Utah Center                         (industrial loan corporation), United Space
201 S. Main Street                    Alliance (joint venture between Lockheed Martin
Salt Lake City, UT                    and the Boeing Company) and Nuskin Asia
                                      Pacific (multilevel marketing); member of the
                                      board of various civic and charitable
                                      organizations.

Wayne E. Hedien (68)                  Director of The PMI Group Inc. (private
c/o Mayer, Brown, Rowe & Maw          mortgage insurance); Trustee and Vice
Counsel to the Independent Trustees   Chairman of The Field Museum of Natural
1675 Broadway                         History; director of various other business and
New York, NY                          charitable organizations.

Morgan Stanley Financial Services Trust
Trustee and Officer Information continued


                                                          Term of
                                                         Office and
                                         Position(s)     Length of
        Name, Age and Address of          Held with         Time
          Independent Trustee             Registrant      Served*
--------------------------------------- ------------- ---------------
Dr. Manuel H. Johnson (53)              Trustee       Trustee since
c/o Johnson Smick International, Inc.                 July 1991
1133 Connecticut Avenue, N.W.
Washington, D.C.

Michael E. Nugent (66)                  Trustee       Trustee since
c/o Triumph Capital, L.P.                             July 1991
237 Park Avenue
New York, NY

John L. Schroeder (71)                  Trustee       Trustee since
c/o Mayer, Brown, Rowe & Maw                          April 1994
Counsel to the Independent Trustees
1675 Broadway
New York, NY



                                                                                            Number of
                                                                                          Portfolios in
                                                                                              Fund
                                                                                             Complex
        Name, Age and Address of                                                            Overseen
          Independent Trustee              Principal Occupation(s) During Past 5 Years    by Trustee**
--------------------------------------- ------------------------------------------------ --------------
Dr. Manuel H. Johnson (53)              Chairman of the Audit Committee and Director     129
c/o Johnson Smick International, Inc.   or Trustee of the Morgan Stanley Funds and the
1133 Connecticut Avenue, N.W.           TCW/DW Term Trusts; Senior Partner, Johnson
Washington, D.C.                        Smick International, Inc., a consulting firm;
                                        Co-Chairman and a founder of the Group of
                                        Seven Council (G7C), an international economic
                                        commission; formerly Vice Chairman of the
                                        Board of Governors of the Federal Reserve
                                        System and Assistant Secretary of the U.S.
                                        Treasury.

Michael E. Nugent (66)                  Chairman of the Insurance Committee and          207
c/o Triumph Capital, L.P.               Director or Trustee of the Morgan Stanley
237 Park Avenue                         Funds and the TCW/DW Term Trusts; director/
New York, NY                            trustee of various investment companies
                                        managed by Morgan Stanley Investment
                                        Management Inc. and Morgan Stanley
                                        Investments LP (since July 2001); General
                                        Partner, Triumph Capital, L.P., a private
                                        investment partnership; formerly Vice
                                        President, Bankers Trust Company and BT
                                        Capital Corporation (1984-1988).

John L. Schroeder (71)                  Retired; Chairman of the Derivatives Committee   129
c/o Mayer, Brown, Rowe & Maw            and Director or Trustee of the Morgan Stanley
Counsel to the Independent Trustees     Funds and the TCW/DW Term Trusts; formerly
1675 Broadway                           Executive Vice President and Chief Investment
New York, NY                            Officer of the Home Insurance Company
                                        (August 1991-September 1995).



        Name, Age and Address of
          Independent Trustee                 Other Directorships Held by Trustee
--------------------------------------- ----------------------------------------------
Dr. Manuel H. Johnson (53)              Director of NVR, Inc. (home construction);
c/o Johnson Smick International, Inc.   Chairman and Trustee of the Financial
1133 Connecticut Avenue, N.W.           Accounting Foundation (oversight organization
Washington, D.C.                        of the Financial Accounting Standards Board).

Michael E. Nugent (66)                  Director of various business organizations.
c/o Triumph Capital, L.P.
237 Park Avenue
New York, NY

John L. Schroeder (71)                  Director of Citizens Communications Company
c/o Mayer, Brown, Rowe & Maw            (telecommunications company).
Counsel to the Independent Trustees
1675 Broadway
New York, NY

Morgan Stanley Financial Services Trust
Trustee and Officer Information continued

Interested Trustees:





                                                           Term of
                                                          Office and
                                     Position(s)          Length of
   Name, Age and Address of           Held with              Time
      Interested Trustee              Registrant           Served*
------------------------------ ----------------------- ---------------
Charles A. Fiumefreddo (69)    Chairman, Director or   Trustee since
c/o Morgan Stanley Trust       Trustee and Chief       July 1991
Harborside Financial Center,   Executive Officer
Plaza Two,
Jersey City, NJ

James F. Higgins (54)          Trustee                 Trustee since
c/o Morgan Stanley Trust                               June 2000
Harborside Financial Center,
Plaza Two,
Jersey City, NJ

Philip J. Purcell (58)         Trustee                 Trustee since
1585 Broadway                                          April 1994
New York, NY



                                                                                    Number of
                                                                                  Portfolios in
                                                                                      Fund
                                                                                     Complex
   Name, Age and Address of                                                         Overseen
      Interested Trustee          Principal Occupation(s) During Past 5 Years     by Trustee**
------------------------------ ------------------------------------------------- --------------
Charles A. Fiumefreddo (69)    Chairman, Director or Trustee and Chief           129
c/o Morgan Stanley Trust       Executive Officer of the Morgan Stanley Funds
Harborside Financial Center,   and the TCW/DW Term Trusts; formerly
Plaza Two,                     Chairman, Chief Executive Officer and Director
Jersey City, NJ                of the Investment Manager, the Distributor and
                               Morgan Stanley Services, Executive Vice
                               President and Director of Morgan Stanley DW,
                               Chairman and Director of the Transfer Agent,
                               and Director and/or officer of various Morgan
                               Stanley subsidiaries (until June 1998).

James F. Higgins (54)          Senior Advisor of Morgan Stanley (since           129
c/o Morgan Stanley Trust       August 2000); Director of the Distributor and
Harborside Financial Center,   Dean Witter Realty Inc.; Director or Trustee of
Plaza Two,                     the Morgan Stanley Funds and the TCW/DW
Jersey City, NJ                Term Trusts (since June 2000); previously
                               President and Chief Operating Officer of the
                               Private Client Group of Morgan Stanley
                               (May 1999-August 2000), President and Chief
                               Operating Officer of Individual Securities of
                               Morgan Stanley (February 1997-May 1999).

Philip J. Purcell (58)         Director or Trustee of the Morgan Stanley         129
1585 Broadway                  Funds and the TCW/DW Term Trusts; Chairman
New York, NY                   of the Board of Directors and Chief Executive
                               Officer of Morgan Stanley and Morgan Stanley
                               DW; Director of the Distributor; Chairman of the
                               Board of Directors and Chief Executive Officer
                               of Novus Credit Services Inc.; Director and/or
                               officer of various Morgan Stanley subsidiaries.



   Name, Age and Address of
      Interested Trustee            Other Directorships Held by Trustee
------------------------------ --------------------------------------------
Charles A. Fiumefreddo (69)    None
c/o Morgan Stanley Trust
Harborside Financial Center,
Plaza Two,
Jersey City, NJ

James F. Higgins (54)          None
c/o Morgan Stanley Trust
Harborside Financial Center,
Plaza Two,
Jersey City, NJ

Philip J. Purcell (58)         Director of American Airlines, Inc. and its
1585 Broadway                  parent company, AMR Corporation.
New York, NY

------------
* Each Trustee serves an indefinite term, until his or her successor is elected.
** The Fund Complex includes all open and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Advisors Inc. and any funds that have an investment advisor that is an affiliated person of Morgan Stanley Investment Advisors Inc. (including but not limited to, Morgan Stanley Investment Management Inc., Morgan Stanley Investments LP and Van Kampen Asset Management Inc.).

Morgan Stanley Financial Services Trust
Trustee and Officer Information continued

Officers:





                                                     Term of
                                                    Office and
                                 Position(s)        Length of
   Name, Age and Address of       Held with            Time
      Executive Officer           Registrant         Served*                 Principal Occupation(s) During Past 5 Years
----------------------------- ----------------- ----------------- ------------------------------------------------------------------
Mitchell M. Merin (48)        President         President since   President and Chief Operating Officer of Morgan Stanley Investment
1221 Avenue of the Americas                     May 1999          Management (since December 1998); President, Director (since April
New York, NY                                                      1997) and Chief Executive Officer (since June 1998) of the
                                                                  Investment Manager and Morgan Stanley Services; Chairman, Chief
                                                                  Executive Officer and Director of the Distributor (since June
                                                                  1998); Chairman and Chief Executive Officer (since June 1998) and
                                                                  Director (since January 1998) of the Transfer Agent; Director of various Morgan Stanley subsidiaries; President of the Morgan
                                                                  Stanley Funds and TCW/DW Term Trusts (since May 1999); Trustee of various Van Kampen investment companies (since December 1999);
                                                                  previously Chief Strategic Officer of the Investment Manager and
                                                                  Morgan Stanley Services and Executive Vice President of the
                                                                  Distributor (April 1997-June 1998), Vice President of the Morgan
                                                                  Stanley Funds (May 1997-April 1999), and Executive Vice President
                                                                  of Morgan Stanley.

Barry Fink (47)               Vice President,   Vice President,   General Counsel (since May 2000) and Managing Director (since
1221 Avenue of the Americas   Secretary and     Secretary         December 2000) of Morgan Stanley Investment Management;
New York, NY                  General Counsel   and General       Managing Director (since December 2000), and Secretary and General
                                                Counsel since     Counsel (since February 1997) and Director (since July 1998) of
                                                February 1997     the Investment Manager and Morgan Stanley Services; Assistant
                                                                  Secretary of Morgan Stanley DW; Vice President, Secretary and
                                                                  General Counsel of the Morgan Stanley Funds and TCW/DW Term Trusts
                                                                  (since February 1997); Vice President and Secretary of the
                                                                  Distributor; previously, Senior Vice President, Assistant
                                                                  Secretary and Assistant General Counsel of the Investment Manager
                                                                  and Morgan Stanley Services.

Thomas F. Caloia (56)         Treasurer         Treasurer since   First Vice President and Assistant Treasurer of the Investment
c/o Morgan Stanley Trust                        April 1989        Manager, the Distributor and Morgan Stanley Services; Treasurer
Harborside Financial Center,                                      of the Morgan Stanley Funds.
Plaza Two
Jersey City, NJ

Sean Aurigerman (33)          Vice President    Since January     Vice President and Portfolio Manager of the Investment Manager
1221 Avenue of the Americas                     2001              since September 1999, prior to which time he was an Analyst with
New York, NY                                                      Deutsche Bank Alex Brown.




------------
 * Each Officer serves an indefinite term, until his or her successor is elected.

TRUSTEES
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

Sean Aurigemma
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Morgan Stanley Trust
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT AUDITORS

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281


INVESTMENT MANAGER

Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020



This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Investments and services offered through Morgan Stanley DW Inc., member SIPC. Morgan Stanley Funds are distributed by Morgan Stanley Distributors Inc.

Morgan Stanley Distributors Inc., member NASD.

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MORGAN STANLEY
FINANCIAL SERVICES TRUST






ANNUAL REPORT
May 31, 2002